UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 (Date of Report (Date of Earliest Event Reported)):
April 29, 2011

Rand Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2200 Rand Building
Buffalo, New York 14203
(Address of Principal Executive Offices)(Zip Code)

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(716) 853-0802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Shareholders of Rand Capital Corporation  (the “Company”) was held on April 29, 2011.   Proxies were solicited pursuant to the Company’s proxy statement filed on March 17, 2011 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.  There was no solicitation in opposition to the Company’s solicitation.   Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1.            The election of six directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.  In accordance with the results below, each nominee as listed in the proxy statement was re-elected to serve as a director. [There were no votes abstained with respect to any director nominee.]

	Votes For	Votes Withheld	Broker Non-Votes
Allen F. Grum	3,325,174	6,312	1,217,559
Erland E. Kailbourne	3,323,974	7,512	1,217,559
Ross B. Kenzie	3,322,399	9,087	1,217,559
Reginald B. Newman II	3,325,099	6,387	1,217,559
Jayne K. Rand	3,325,174	6,312	1,217,559
Robert M. Zak	3,325,174	6,312	1,217,559

Proposal 2.            Advisory vote on executive compensation. In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,299,303	27,426	4,757	1,217,559

Proposal 3.            Advisory vote on the frequency of holding future advisory votes on executive compensation.  The results of the vote were as follows:

1 year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,980,088	6,068	345,030	300

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company's Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

Proposal 4.            The ratification of the selection of Freed Maxick & Battaglia, CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  In accordance with the results below, the selection of Freed Maxick & Battaglia, CPAs, P.C. was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,545,212	1,128	2,705	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Capital Corporation

Date: May 24, 2011	By	/s/ Daniel P. Penberthy
		Name:	Daniel P. Penberthy
		Title:	Executive Vice President/ Chief Financial Officer